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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2001





                             MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                   01-19826                    52-1604305
    --------                   --------                    ----------

 (State or other           (Commission File              (IRS Employer
 Jurisdiction of                 Number)                Identification No.)
 Incorporation)

               160 South Industrial Blvd., Calhoun, Georgia 30701
--------------------------------------------------------------------------------
          (Address, including zip code, of principal executive offices)





                                 (706) 629-7721
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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      Item 5.  Other Events
               ------------

               On December 7, 2001, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing an increase in its estimate of diluted earnings per share for the fourth quarter of 2001. A copy of such press release is included as an exhibit to this report and incorporated herein by reference under this Item 5.

      Item 7.  Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits.
               ---------

               C. Exhibits

               99.1 Press Release dated December 7, 2001


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Mohawk Industries, Inc.





Date: December 7, 2001                      By: /s/ Frank H. Boykin
                                                -------------------
                                                Frank H. Boykin
                                                VP & Corporate Controller

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                                INDEX TO EXHIBITS

         Exhibit
         -------

         99.1              Press Release dated December 7, 2001